UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 5, 2019

Date of report (Date of earliest event reported)

Axsome Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37635	45-4241907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Broadway, 9th Floor New York, New York (Address of principal executive offices)	10004 (Zip Code)

Registrant’s telephone number, including area code (212) 332-3241

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry Into a Material Definitive Agreement.

On March 5, 2019, (the “Effective Date”), Axsome Therapeutics, Inc., a Delaware corporation (the “Company”), entered into a Loan and Security Agreement (the “Loan Agreement”) with (a) Silicon Valley Bank, a California corporation (“SVB”), in its capacity as administrative agent and collateral agent (“Agent”), (b) Silicon Valley Bank, a California corporation, as a lender, and (c) Westriver Innovation Lending Fund VIII, L.P., a Delaware limited partnership (“WestRiver”), as a lender. SVB and WestRiver are referred to herein collectively as the “Lenders.”

The Loan Agreement established a term loan facility in the aggregate principal amount of up to $24,000,000 (the “Term Loan”). An initial $20,000,000 (the “Term A Loan Advance”) was funded to the Company on the Effective Date. Availability of $4,000,000 under the second term loan advance (the “Term B Loan Advance,” and together with the Term A Loan Advance, the “Loan Advances”) is conditioned upon the Company’s achievement of positive data, on or prior to August 15, 2019, with respect to the Company’s Phase 2 clinical trial for AXS-12, sufficient to submit a Phase 3 protocol to the U.S. Food and Drug Administration (“FDA”), provided that the Company has not received any objections from the FDA within thirty days after submission of such Phase 3 protocol (the “Milestone Event”). The Company may only request the Term B Loan Advance during the period commencing upon achievement of the Milestone Event and continuing through August 15, 2019. A portion of the Term A Loan Advance was used to satisfy the Company’s existing obligations under its previously disclosed term loan facility with SVB, and such obligations are considered fully repaid and extinguished.

The Loan Advances mature on February 1, 2023 and have an interest-only monthly payment period of 12 months after the Effective Date, which may be extended to 18 months upon receipt by the Company of the Term B Loan Advance. Following the interest-only payment period, the Company will begin making monthly payments of principal and interest until the maturity date. Interest will accrue on the unpaid principal balance of the outstanding Loan Advances at a floating per annum rate equal to the greater of (i) seven and one-half of one percent (7.50%) and (ii) two percent (2.0%) above the prime rate.

Subject to certain exceptions, the Loan Agreement contains covenants prohibiting the Company from, among other things: (a) conveying, selling, leasing, transferring or otherwise disposing of its properties or assets; (b) liquidating or dissolving; (c) engaging in any business other than the business currently engaged in or reasonably related thereto by it or any of its subsidiaries; (d) engaging in business combinations or acquisitions; (e) incurrence of additional indebtedness; (f) allowing any lien or encumbrance on any of its property; (g) paying any dividends; and (h) making payment on subordinated debt.

The Term Loan is secured by a first priority perfected security interest in substantially all of the assets of the Company, excluding (i) the intellectual property of the Company, (ii) any rights held under a license that are not assignable by their terms without the consent of the licensor thereof, and (iii) any interest greater than 65% of the issued and outstanding shares of capital stock owned by the Company of its Australian and Irish subsidiaries, whether currently owned or hereafter acquired. Under the Loan Agreement, the Company and its subsidiaries may not grant a security interest in their intellectual property to any party.

In connection with the Loan Agreement, the Company issued to each of SVB and WestRiver (each, a “Holder”) a warrant, dated March 5, 2019 (individually a “Warrant”, and collectively, the “Warrants”) to purchase shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) at a price per share equal to $8.10. Each of the Warrants is exercisable for such number of shares of Common Stock as shall equal (i) 35,000, multiplied by (ii) a fraction, the numerator of which shall equal the aggregate amount of the Loan Advances then-tendered to the Company and the denominator of which shall equal $24,000,000. The Warrants are exercisable until March 5, 2026 and will be exercised automatically on a net issuance basis if not exercised prior to the expiration date and if the then-current fair market value of one share of Common Stock is greater than the exercise price then in effect.

The Company expects to file the form of Warrant and the Loan Agreement as exhibits to the Company’s next periodic filing. The foregoing descriptions of the Warrants and the Loan Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Warrant and the Loan Agreement, when filed.

The full text of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.   Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information regarding the Warrants set forth under Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.  The Company issued to each Holder a Warrant in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Company relied on this exemption from registration based in part on the representations made by each Holder, including the representations with respect to each Holder’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and each Holder’s investment intent.

Item 8.01.   Other Events.

On March 6, 2019, the Company issued a press release announcing the signing of the Loan Agreement, and also provided a clinical trial update and a statement regarding its expected cash runway.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 6, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXSOME THERAPEUTICS, INC.

Date: March 6, 2019

	By:	/s/ Herriot Tabuteau, M.D.
Name: Herriot Tabuteau, M.D.
Title: Chief Executive Officer